EXHIBIT 99.1


                    Certification of Chief Executive Officer
                 Pursuant to 18 U.S.C. Section 1350, as Adopted
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


I, Eugene L. Ames, Jr., Chief Executive Officer of Venus Exploration, Inc., hereby certify pursuant to 18 U.S.C. Section 350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Quarterly Report on Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Venus Exploration, Inc.

                                           /s/ Eugene L. Ames, Jr.
                                           -----------------------
                                           Eugene L. Ames, Jr.
                                           November 19, 2002




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